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                                                                    EXHIBIT (10)




                            SONOCO PRODUCTS COMPANY

                               MATERIAL CONTRACTS


SONOCO PRODUCTS COMPANY 1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN

The 1996 Non-Employee Directors' Stock Plan, as approved by the shareholders on April 17 at the 1996 Annual Shareholders' Meeting, is included as Exhibit 1 of the Company's Proxy Statement dated March 15, 1996 (filed March 14, 1996), and is hereby incorporated by reference herein.